UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2014

KANSAS CITY SOUTHERN
(Exact name of registrant as specified in its charter)

DELAWARE	1-4717	44-0663509
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

427 West 12th Street, Kansas City, Missouri 64105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(816) 983 - 1303

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Kansas City Southern (the “Company”, “KCS”) is furnishing under Item 2.02 of this Current Report on Form 8-K, the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Company’s press release, dated January 24, 2014, announcing the Company’s fourth quarter and year ending December 31, 2013 earnings and operating results. Included in Exhibit 99.1 are schedules regarding certain financial information discussed during the Company’s fourth quarter 2013 and year ended December 31, 2013 analyst presentation and conference call.
The information included in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”). Unless expressly incorporated into a filing of KCS under the Securities Act of 1933, or the Exchange Act made after the date hereof, the information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of KCS, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)
Press Release dated January 24, 2014 issued by Kansas City Southern entitled “Kansas City Southern Reports Record Fourth Quarter and Full-Year 2013 Revenues, Carloads and Operating Income”.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern
Date: January 24, 2014

By:	/s/ Mary K. Stadler
Name: Mary K. Stadler
Title: Senior Vice President & Chief Accounting Officer
(Principal Accounting Officer)

Exhibit Index

Exhibit No	Description
99.1	Press Release dated January 24, 2014 issued by Kansas City Southern entitled “Kansas City Southern Reports Record Fourth Quarter and Full-Year 2013 Revenues, Carloads and Operating Income”.